AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of September 24, 2008, is entered into between **FIRST CAPITAL WESTERN REGION, LLC** ("Lender"), and **REED'S, INC.**, a Delaware corporation ("Borrower"), in light of the following facts:

RECITALS

WHEREAS, Borrower and Lender have previously entered into certain Loan and Security Agreement, dated as of May 30, 2008, as amended by that certain Amendment Number One to Loan and Security Agreement dated July 30, 2008 , and as amended by that certain Amendment Number Two to Loan and Security Agreement dated September 3, 2008 (the "Agreement").

WHEREAS, Borrower has requested that Lender reset the minimum tangible net worth and revise the numerator of the fixed charge coverage ratio in Item 21(a) of the Schedule to include stock option expenses and stock payments in lieu of cash payments.

WHEREAS, Lender has agreed to Borrower's request subject to the terms and conditions contained in this Amendment.

WHEREAS, Borrower and Lender wish to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. DEFINITIONS. All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

2. AMENDMENTS. The Agreement is amended in the following respect:

(a) **Change in Fixed Charge Coverage Ratio Covenant**. Item 21(a) of the Schedule to the Agreement is deleted in its entirety and is replaced with a new Item 21(a) as follows:

> (a) Commencing on September 30, 2008, Borrower shall maintain, as of the last day of each month for three-month period then ended, a ratio of Borrower's (i) net income (excluding extraordinary gains) before provision for interest expense, taxes, depreciation and amortization, less cash taxes paid and unfinanced capital expenditures during such period, plus stock option expenses and stock payments in lieu of cash during such period; to (ii) interest expense, plus payments of principal actually made or scheduled to be made with respect to indebtedness (other than

scheduled but unpaid payments on Subordinated Debt and principal payments on revolving loans under this Agreement), plus payments with respect to capitalized leases, plus cash dividends and cash distributions during such period, of at least 1.0 to 1.0. .

(b) **Change in Minimum Tangible Net Worth Covenant**. Item 21(b) of the Schedule to the Agreement is deleted in its entirety and is replaced with a new Item 21(b) as follows:

> (b) As of August 31, 2008, Borrower shall have a Tangible Net Worth of at least $4,032,479. Thereafter, as of the last day of each month, Borrower's required minimum Tangible Net Worth shall be increased by 50% of the Borrower's net income for the calendar month then ended (without reduction for any losses during any such calendar month). As used herein, "Tangible Net Worth" means, as of any date, the total assets of Borrower minus the total liabilities of Borrower calculated in conformity with GAAP, less all amounts due from Borrower's Affiliates and the amount of all intangible items reflected therein.

3. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lender that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

4. LIMITED EFFECT. Except for the specific amendment contained in this Amendment, the Agreement shall remain unchanged and in full force and effect.

5. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of this Amendment by each of the parties hereto.

[Signatures are on the next page]

IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment.

REED'S, INC.,
a Delaware corporation

By: [signature]
Name: Chris Reed
Title: CEO

FCC, LLC, a Florida limited liability company doing business as First Capital Western Region, LLC

By: [signature]
Name: JOHN P. NEHER
Title: Vice President

ACKNOWLEDGMENT AND REAFFIRMATION OF GUARANTOR

The undersigned hereby acknowledges that he executed a Continuing Guaranty, dated on or around May 30, 2008 (the "Guaranty"), with respect to the present and future obligations of Borrower owing to Lender. The undersigned hereby acknowledges the foregoing Amendment, consent to its terms, and reaffirms his Guaranty. The undersigned further acknowledges that nothing in the Guaranty obligates Lender to notify the undersigned of any changes in the financial accommodations made available to Borrower or to seek future reaffirmations of the Guaranty, even if the Agreement is further amended; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

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Christopher Reed, an individual